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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this amendment to the registration statement of our report dated June 7, 2000 included in Digital Impact's Form 8-K/A dated July 31, 2000 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Los Angeles, California
February 16, 2001